ACQUISITIONS	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
ACQUISITIONS
NOTE 5 - ACQUISITIONS
Hudson Global Resources (Singapore) Pte. Ltd.
On October 31, 2023, the Company entered into a share purchase agreement by and among, Hudson RPO Limited, a wholly owned subsidiary of the Company (“Buyer”), and Hudson Global Resources (Australia) Pty Limited (“Seller”), and completed the acquisition by Hudson RPO Limited of all of the shares of Hudson Global Resources (Singapore) Pte. Ltd. (“Singapore Acquisition”).
Hudson Singapore is a provider of recruitment services primarily to clients operating in Singapore, with a
30-year
track record of senior placements and project recruitment work across Southeast Asia including Singapore, Malaysia, the Philippines, Vietnam, Thailand, and Indonesia.
In connection with the Singapore Acquisition, Seller received $2,546 in cash, subject to certain adjustments, at the closing of the Singapore Acquisition. Additionally, Seller has a contingent right to receive earn-out
payments not to exceed approximately $317, based upon the achievement of certain performance thresholds and subject to the satisfaction of certain conditions.
The Singapore Acquisition was accounted for as a business combination under the acquisition method of accounting. The purchase price of $2,574, consisted of the amount paid in cash of $2,546 and a working capital adjustment of $28. Contingent earn-out
payments of up to approximately $317 were excluded from the purchase price and no fair value was assigned to the earn-out
as the seller did not achieve the associated revenue milestones through December 2023. The purchase price, which included $491 of cash and cash equivalents acquired, was allocated to the net tangible and intangible assets and liabilities based on their fair values on the acquisition date of October 31, 2023, with the excess recorded as goodwill. None of the goodwill is expected to be deductible for tax purposes. The Company’s goodwill represents the expected profit growth over time that is attributable to expanding our footprint and market share in Singapore and Southeast Asia.
The values assigned to the assets acquired and liabilities assumed are based on the fair value available and may be adjusted during the measurement period of up to 12 months from the date of acquisition as further information becomes available. Any changes in the fair values of the assets acquired and liabilities assumed during the measurement period may result in adjustments to goodwill. The Company incurred transaction costs related to the Singapore Acquisition of $13 that were expensed as part of “Office and general”.

Below is a summary of the fair value of the net assets acquired on the acquisition date based on external valuations at the date of the Singapore Acquisition.

Fair Value
Assets Acquired:
Cash and cash equivalents	$491
Accounts receivable	753
Prepaid expenses and other assets	88
Property and equipment	9
Operating lease right-of-use assets	32
Deferred tax assets	766
Intangible assets	212
Goodwill	847

Assets Acquired	$3,198

Liabilities Assumed:
Accrued expenses and other current liabilities	$580
Other long-term liabilities	44

Liabilities Assumed	$624

Fair value of consideration transferred	$2,574

Intangible assets are amortized on a straight-line basis over their estimated useful lives. The following table sets forth the components of identifiable intangible assets acquired and their estimated useful lives on the date of the Singapore Acquisition.

	Fair Value	Useful Life
Non-compete agreements	$28	5 years
Customer lists	97	4 years
Trade name	87	5 years

Total identifiable assets	$212